UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 27, 2002

                          FOUNDATION REALTY FUND, LTD.
               (Exact Name of Registrant as Specified in Charter)

              Florida                   000-17717                59-2802896
(State of Other Jurisdiction     (Commission File Number)       (IRS Employer
       of Incorporation)                                     Identification No.)

         1100 Abernathy Road, NE, Suite 700, Atlanta, Georgia         30328
                 (Address of Principal Executive Offices)           (Zip Code)

         Registrant's telephone number, including area code:      (770) 551-0007

         Former name of address, if changed since last report:          N/A

         ITEM 2.  DISPOSITION OF ASSETS.
                  ----------------------

                  On July 2, 2001, the limited partners of Foundation Realty Fund Ltd. approved the Partnership's Plan of Liquidation and Dissolution that authorizes the Managing General Partner of the Partnership to sell all of the assets of the Partnership and effectuate the orderly liquidation and winding-up of the business of the Partnership.

                  On November 27, 2002, the Managing General Partner of the Partnership sold for cash one of the two significant assets which the Partnership owned. The Oakwood Village Apartments were sold for $11,150,000 to Oakwood Village Apartments, LLC. The Partnership still owns the Springfield Apartments which represents the second significant asset. The purchaser is not related to the registrant or any of its affiliates nor any officer of director of the registrant nor any associate of any such director or officer.

                  The proceeds from the sale of the Oakwood Village Apartments will be used to retire the mortgage obligation on the property including a $700,000 prepayment penalty. In addition, a portion of the sale proceeds will be remitted to the Georgia Department of Revenue on behalf of non-Georgia taxable residents. The remaining proceeds from the sale of Oakwood Village will be distributed to limited partners. This tax withholding will result in Georgia residents receiving a slightly higher sale distribution check. The Georgia residents will then have to pay the appropriate Georgia state income tax on their distribution. A tax withholding will not be performed on those non-Georgia resident investors who hold their investment in a retirement account.

                  The Partnership's Managing General Partner continues to explore possibilities of selling the Springfield Apartments and then will commence an orderly liquidation and winding-up of the business of the Partnership.

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   FOUNDATION REALTY FUND LTD.
                                                   By:  RJ Properties, Inc.,
                                                        a Florida Corporation
                                                        Managing General Partner




         Date:  December 10, 2002                  By:  /s/ J. Robert Love
                                                        ------------------
                                                        J. Robert Love
                                                        President

                    UNAUDITED PROFORMA FINANCIAL INFORMATION

                  The following proforma financial information is presented for informational purposes only and is not necessarily indicative of the financial position or results of operations of the Partnership that would have occurred if the indicated transaction had been completed on the dates indicated, nor does it purport to be indicative of future financial position or results of operations. In the opinion of the Managing General Partner, all material adjustments necessary to reflect the effect of the sale of the Oakwood Village Apartments have been made.

                  The following proforma balance sheet of the Partnership as of September 30, 2002 has been prepared as if (a) there was a sale of the Oakwood Village Apartments project for $11,500,000 and the related debt payoff of $7,043,895 and (b) the payment of a prepayment fee of $700,280, to be paid by the seller.

                  The following proforma statements of operations of the Partnership for the year ended December 31, 2001 and for the nine months ended September 30, 2002 have been prepared as if the sale of the Oakwood Village Apartments had occurred as of January 1, 2001.

                  Such proforma financial information is based in part upon the financial statements of the Partnership for the year ended December 31, 2001 and September 30, 2002.


            [The remainder of this page was intentionally left blank]

ITEM 7.     PROFORMA FINANCIAL STATEMENTS
            -----------------------------

                          FOUNDATION REALTY FUND, LTD.
                   PROFORMA BALANCE SHEET AT SEPTEMBER 30,2002
              AS IF OAKWOOD VILLAGE WAS SOLD ON SEPTEMBER 30, 2002

                                                           SEPTEMBER 30, 2002
                                        --------------------------------------------------------
                                                                   PROFORMA           PROFORMA
                                          HISTORICAL             ADJUSTMENTS          BALANCE
                                        --------------------------------------------------------
ASSETS

Apartment Properties at Cost            $  22,727,647  (A)     $  (9,510,697)     $  13,216,950
Accumulated Depreciation                   (8,971,797) (A)         3,885,953         (5,085,844)
                                        -------------          -------------      -------------
                                           13,755,850             (5,624,744)         8,131,106


Cash and Equivalent                           755,292 (A,B,E)      3,683,552          4,438,844
Restricted Cash                               686,883   (B)         (394,973)           291,910
Prepaid Expenses                               25,551   (B)               -0-            25,551
Deferred Loan Costs                            83,108   (D)          (39,134)            43,974
                                        -------------           ------------      -------------

TOTAL ASSETS                            $  15,306,684           $ (2,375,299)     $  12,931,385
                                        =============           ============      =============


LIABILITIES

Notes Payable                           $  17,006,438    (B)    $ (7,043,895)     $  9,962,543
Interest Expense Payable                      109,004    (B)         (45,120)           63,884
Accounts Payable                              354,784    (B)          50,000           404,784
Security Deposits                              97,988    (B)         (56,870)           41,118
Unearned Rents                                136,100    (B)         (10,185)          125,915
                                        -------------           ------------      ------------

TOTAL LIABILITIES                          17,704,314             (7,106,070)       10,598,244
                                        -------------           ------------      ------------


PARTNERS' CAPITAL (DEFICIT)

   Limited Partners                        (2,143,972)             4,493,882         2,349,910
   General Partners                          (253,658)   (E)         236,889           (16,769)
                                        -------------           ------------      ------------

TOTAL PARTNERS' CAPITAL (DEFICIT)          (2,397,630)             4,730,771         2,333,141
                                        -------------           ------------      ------------


TOTAL LIABILITIES & CAPITAL (DEFICIT)   $  15,306,684           $ (2,375,299)     $ 12,931,385
                                        =============           ============      ============

                          FOUNDATION REALTY FUND, LTD.
                        PROFORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2001
                AS IF OAKWOOD VILLAGE WAS SOLD ON JANUARY 1, 2001

                                                                                      PROFORMA
                                                                    PROFORMA           BALANCE
                                                HISTORICAL         ADJUSTMENTS     DECEMBER 31, 2001
                                               ------------       -------------    -----------------

Property Operations:

Rental Income                                  $  3,771,408 (C)   $ (1,669,867)      $  2,101,541
Other Income                                        150,630 (C)        (55,319)            95,311
                                               ------------       ------------       ------------
Total Income                                      3,922,038         (1,725,186)         2,196,852


Expenses:

Depreciation and Amortization                       613,798 (C)       (274,834)           338,964
Payroll                                             443,534 (C)       (163,552)           279,982
Real Estate Taxes                                   305,560 (C)       (145,825)           159,735
Utilities                                           185,718 (C)        (57,634)           128,084
Repair and Maintenance                              542,238 (C)       (168,088)           374,150
Management Fee-General Partner                      197,363 (C)        (86,970)           110,393
Landscaping                                          79,883 (C)        (31,255)            48,628
Other                                               181,780 (C)        (86,603)            95,177
G&A - Affiliate                                       1,030 (C)           (515)               515
Other G&A                                           113,243 (C)        (55,499)            57,744
                                               ------------       ------------       ------------
Total Expense:                                    2,664,147         (1,070,775)         1,593,372
                                               ------------       ------------       ------------
Income from Property Operations                   1,257,891           (654,411)           603,480

Interest Income                                      29,735 (C)        (18,615)            11,120

Interest Expense                                 (1,325,844)(C)        548,993           (776,851)
                                               ------------       ------------       ------------

Net Income (Loss) from continuing operations        (38,218)           124,033           (162,251)
Loss from discontinued operations                       -0- (D)       (773,377)          (773,377)
Gain on Sale                                            -0- (A)      5,110,364          5,110,364
                                               ------------       ------------       ------------
Net Income (Loss)                              $    (38,218)      $  4,461,020       $  4,174,736
                                               ============       ============       ============

Allocation of Net Income (Loss)
   Limited Partners                            $    (36,307)      $  4,237,969       $  3,965,999
   General Partners                                  (1,911)(E)        223,051            208,737
                                               ------------       ------------       ------------

                                               $    (38,218)      $  4,461,020       $  4,174,736
                                               ============       ============       ============

Net Income (Loss) from continuing
operations per Limited Partnership Unit        $      (3.86)      $      12.52       $     (16.38)

Net Income (Loss) per Limited
Partnership Unit                               $      (3.86)      $     450.51       $     421.60

Number of Limited Partnership Units                   9,407              9,407              9,407

                          FOUNDATION REALTY FUND, LTD.
                        PROFORMA STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2002
                AS IF OAKWOOD VILLAGE WAS SOLD ON JANUARY 1, 2001

                                                                                  PROFORMA
                                                                PROFORMA           BALANCE
                                           HISTORICAL         ADJUSTMENTS     SEPTEMBER 30, 2002
                                          ------------       -------------    ------------------
Property Operations:

Rental Income                             $  2,608,213 (C)   $  (1,179,944)     $  1,428,269
Other Income                                   136,556 (C)         (38,099)           98,457
                                          ------------       -------------      ------------
Total Income:                                2,744,769          (1,218,043)        1,526,726


Expenses:

Depreciation and Amortization                  443,834 (C)        (200,804)          243,030
Payroll                                        327,399 (C)        (125,414)          201,985
Real Estate Taxes                              242,145 (C)        (111,258)          130,887
Utilities                                      126,341 (C)         (51,094)           75,247
Repair and Maintenance                         291,908 (C)        (115,881)          176,027
Management Fee-General Partner                 137,307 (C)         (61,068)           76,239
Landscaping                                     59,201 (C)         (25,560)           33,641
Other                                          130,114 (C)         (52,402)           77,712
G&A - Affiliate                                  1,080 (C)            (540)              540
Other G&A                                       33,303 (C)         (12,839)           20,464
                                          ------------       -------------      ------------
Total Expense:                               1,792,632            (756,860)        1,035,772
                                          ------------       -------------      ------------

Income from Property Operations                952,137            (461,183)          490,954

Interest Income                                  3,957 (C)          (1,647)            2,310

Interest Expense                               983,798 (C)        (407,425)          576,373
                                          ------------       -------------      ------------

Net Income (Loss)                         $    (27,704)      $      55,405      $    (83,109)
                                          ============       =============      ============


Allocation of Net Income (Loss)
   Limited Partners                       $    (26,319)      $      52,635      $    (78,954)
   General Partners                             (1,385)              2,770            (4,155)
                                          ------------       -------------      ------------

                                          $    (27,704)      $      55,405      $    (83,109)
                                          ============       =============      ============


Net Income (Loss) from continuing
operations per Limited Partnership Unit   $      (2.80)      $        5.60      $      (8.40)

Net Income (Loss) per Limited
Partnership Unit                          $      (2.80)      $        5.60      $      (8.40)

Number of Limited Partnership Units              9,407               9,407             9,407

                          FOUNDATION REALTY FUND, LTD.
                               PROFORMA FOOTNOTES


ADJUSTMENTS:

(A)    To record the sale of Oakwood Village for $11,150,000.00.

(B) To record the repayment of the debt and retirement of the liabilities due to the sale of the property.

(C) To eliminate the rental income and expenses for the property being sold for the respective period.

(D) Write off the remaining deferred loan costs due to the sale and pay the mortgage prepayment penalty.


OTHER ITEMS:

(E)    The General Partners will waive their priority distribution.


The unaudited proforma financial information presents the operating statements as they would have appeared if the Oakwood Village Apartments were sold and the proceeds outlined in the notes to these proforma financial statements on January 1, 2001. The unaudited proforma financial information also presents the balance sheet as if the property was sold and the proceeds applied, as previously discussed, on September 30, 2002.




           [The remainder of this page was internationally left blank]